UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware		000-22117	06-1269834
(State or other jurisdiction		(Commission	(I.R.S. Employer
of incorporation)		file number)	Identification No.)

4 Landmark Square
Stamford,	Connecticut		06901
(Address of principal executive offices)			(Zip Code)

(203) 975-7110
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8—Other Events

Item 8.01 Other Events.

On November 4, 2019, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing its plans for a new senior notes offering, subject to favorable market conditions, in a private offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 4, 2019 announcing a new senior notes offering.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General
Counsel and Secretary

Date: November 4, 2019

3